UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Director Nominations.

Legacy Acquisition Corp.’s (the “Company”) Board of Directors has determined that the Company’s first annual meeting of stockholders (the “Annual Meeting”) will be held on Tuesday, December 31, 2019, at 10:00 a.m., Eastern Time at the offices of the Company located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. The Board of Directors has established the close of business on Friday, November 22, 2019 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Company did not hold an annual meeting during the previous calendar year. Accordingly, if any stockholder of the Company intends to nominate a person for election to the Board of Directors or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting notice of such nomination or proposal is the close of business on Monday, November 4, 2019 (the business day that is at least ten days following the public announcement of the date of the Annual Meeting). Any notice should be delivered to the Company at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary. Any nomination or proposal must comply with Delaware law, the rules and regulations of the Securities and Exchange Commission and the Company's By Laws, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: October 24, 2019	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer